Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2020
Statutory Reserves And Restricted Net Assets [Abstract]
Statutory reserves and restricted net assets

Note 13 – Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of December 31 2020	As of December 31, 2019
PRC entities
Additional paid-in capital	$23,919,850	$23,707,488
Statutory reserves	11,049,847	11,049,847
Total restricted net assets	$34,969,697	$34,757,335

As of December 31, 2020 and 2019, total restricted net assets were $34,969,697 and $34,757,335, respectively.